                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant    [ X ]

Filed by a party other than the registrant   [ _ ]

Check the appropriate box:

[ _ ]    Preliminary proxy statement

[ X ]    Definitive proxy statement

[ _ ]    Definitive additional materials

[ _ ]    Soliciting material pursuant to Rule 14a-11 or Rule 14a-12

                              GENIUS PRODUCTS, INC.
         -------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (check the appropriate box):

[ X ]    No fee required

[ _ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) or 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ____________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

      (4)   Proposed aggregate value of transaction: ___________________________

      (5)   Total fee paid: ____________________________________________________

[ _ ] Fee paid previously with preliminary materials.

[ _ ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and date of filing.

      (1)   Amount previously paid:_____________________________________________

      (2)   Form, schedule or Registration Statement No.:_______________________

      (3)   Filing party:_______________________________________________________

      (4)   Date filed:_________________________________________________________

                              GENIUS PRODUCTS, INC.

                           11250 El Camino Real, #100
                           San Diego, California 92130
                                 (858) 793-8840
                              _____________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JULY 7, 2003

      The Annual Meeting of the Shareholders of Genius Products, Inc. (the "Company") will be held at our offices at 11250 El Camino Real, Suite 100, San Diego, California at 8:30 a.m. local time on Monday, July 7, 2003, for the following purposes:

      1.    To elect a board of six Directors.

      2.    To ratify our 2003 Stock Option Plan.

      3. To ratify the appointment of Cacciamatta Accountancy Corporation as our independent auditors for the fiscal year ended December 31, 2003.

      4. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

      Only shareholders of record at the close of business on May 8, 2003, are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

      WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.

                                       By Order of the Board of Directors

                                       /S/ KLAUS MOELLER
                                       -----------------------------------------
San Diego, California                  Klaus Moeller, Chairman of the Board,
May 9, 2003                            Chief Executive Officer and Interim
                                       Chief Financial Officer

                              GENIUS PRODUCTS, INC.
                         11250 El Camino Real, Suite 100
                           San Diego, California 92130
                                 (858) 793-8840
                              ____________________

                                 PROXY STATEMENT
                              ____________________

SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Genius Products, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at our offices at 11250 El Camino Real, Suite 100, San Diego, California on Monday, July 7, 2003, and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. In addition to solicitation by use of the mail, certain of our officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, telegram or personal interview. We have requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of common stock, and have agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.

REVOCATION OF PROXIES

         All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

RECORD DATE AND VOTING

         The close of business on May 8, 2003, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. As of the record date, we had outstanding _______________ shares of common stock, par value $.001 per share.

         Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of Directors. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on for which a vote was cast. An abstention from voting or a broker non-vote will not be counted in the voting process.

         The proxy process does not permit shareholders to cumulate votes. No shareholder may cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Shareholders who have completed the enclosed proxy, and who do not revoke such proxy before voting occurs, grant the proxy holders discretionary authority to cumulate the shareholder's votes for directors if cumulative voting occurs. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein. In the event cumulative voting shall be utilized, each shareholder may cast a number of votes equal to the number of directors to be elected multiplied by the number of shares held in such shareholder's name as of the record date. All of these votes may be cast for one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

         Shareholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

         The shares represented by proxies which are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors.

MAILING OF PROXY STATEMENT AND PROXY CARD

         Our Annual Report for 2002 is enclosed for your convenience but is not to be considered part of the solicitation material. We will pay the cost for preparing, printing, assembling and mailing this Proxy Statement and the Proxy Card and all of the costs of the solicitation of the proxies.

         Our principal executive offices are located at 11250 El Camino Real, Suite 100, San Diego, California 92130. This Proxy Statement and the accompanying Proxy Card is first being mailed to shareholders on or about May 14, 2003.

                                   PROPOSAL 1
                            ELECTION OF THE DIRECTORS

         In accordance with our Articles of Incorporation and Bylaws, the Board of Directors consists of not less than two nor more than seven members, the exact number to be determined by the Board of Directors. At each annual meeting of the shareholders of the Company, directors are elected for a one-year term, or until their successors are elected or appointed. The Board of Directors is currently set at seven members. The Board of Directors proposes the election of the nominees named below.

         Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below, unless authority is withheld. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
            VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED HEREIN.

         The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

        David Anderson          Larry Balaban         Richard Bermingham
        Klaus Moeller           Nancy Evensen         Margaret Loesch

         If elected, the nominees are expected to serve until the 2004 Annual Meeting of Shareholders.

INFORMATION WITH RESPECT TO EACH NOMINEE AND EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to each nominee and executive officer of the Company as of May 8, 2003.

NAME                      AGE     POSITION
----                      ---     --------

Klaus Moeller             42      Chairman of the Board, Chief Executive
                                  Officer, Interim Chief Financial Officer,
                                  Director and Director Nominee
Michael Meader            37      President
Larry Balaban             39      Executive Vice President of Marketing and
                                  Production, Director and Director Nominee
Howard Balaban            42      Executive Vice President of New Business
                                  Development
Julie Ekelund             41      Executive Vice President of Sales
David Anderson            61      Director and Director Nominee*
Richard Bermingham        64      Director and Director Nominee*
Deborah L. Cross          48      Director*
Nancy Evensen             47      Director and Director Nominee*
Margaret Loesch           57      Director and Director Nominee*

* Member of Audit and Compensation Committees.

         KLAUS MOELLER has served as our Chief Executive Officer and as a Director since October 1997. Mr. Moeller has served as our Interim Chief Financial Officer since May 2001. Mr. Moeller had been the Chairman of the Board and Chief Executive Officer of ITM, which we acquired in October 1997. Mr. Moeller has a background in marketing, advertising, real estate and auditing.

         MICHAEL MEADER has served as our Executive Vice President since April of 1998, and our Executive Vice President - Distribution since January 2002. He was appointed our President in May of 2002. Mr. Meader worked as an outside consultant with us for a number of years prior to joining the Company. His expertise encompasses distribution, category management and service for programs designed for mass-market retailers. From 1994 to 1998, Mr. Meader served as Vice President of Specialty Products at ARAMARK Corporation. While at ARAMARK, he controlled all corporate operations related to ARAMARK's Music Division.

         LARRY BALABAN has served as our Executive Vice President of Marketing and Production since January 1999, after having rendered consulting services to us for approximately six months. He was elected to our Board of Directors in July 2001. Before joining Genius, Mr. Balaban was president of Mr. B Productions, a non-traditional marketing firm based in New York City, specializing in TV production, target marketing and membership programs. From 1994-1997, Mr. Balaban was president of Virtual Reality Productions, where he specialized in marketing, and coordinated specialized audio productions for licensed products including Star Trek(TM), The Simpsons and the X-Files. Larry and Howard Balaban are brothers.

         HOWARD BALABAN has served as our Executive Vice President of New Business Development since January 2002. He was previously appointed Senior Vice President of Sales in January 1999 after having rendered consulting services to us for just over six months. Prior to his appointment, Mr. Balaban was a sales and marketing consultant to various companies. From 1994-1997, Mr. Balaban was Senior Vice President of Business Development for Future Call, Inc., a prepaid telephone card company that he co-founded with William Shatner, and which held the rights to all Star Trek(TM) properties associated with prepaid phone cards. From 1991-1995, he was the chief executive officer of 3B Telecommunications, a company he founded and which acted as a master agent for telecom networks reselling phone time and telecom services. Howard and Larry Balaban are brothers.

         JULIE EKELUND was appointed as our Executive Vice President of Sales in April 2002 after having rendered consulting services to us for a year. She has also worked in sales with Ekelund & Associates since 1994.

         DAVID ANDERSON was appointed a Director in May 2002. Mr. Anderson has been a private investor and consultant for the last six years since his retirement from Burlington Northern Railway where he served as Executive Vice President and CFO. He was previously a Senior Vice President and CFO of Federal Express Corporation.

         RICHARD BERMINGHAM was appointed to our Board of Directors in May 2002. In 1994, after retiring from 27 years of service with Collins Foods/Sizzler, including 15 years as President and 7 years as CEO, Mr. Bermingham served as Vice Chairman of the Board for American Golf Corporation. He currently serves on the boards of two private companies. He has also served as an active advisor to and/or investor in various start-up companies.

         DEBORAH LAW CROSS has served on our Board of Directors since March 14, 2000. In May 2001, Ms. Cross retired from her position as Director of Contract Services at HearPO, a division of Sonus USA. which owns and operates hearing care centers in the United States and Western Canada. As Director of Contract Services, Ms. Cross designed, negotiated and implemented managed-care contracts. From 1996 to 1999, Ms. Cross was an area manager for Sonus, during which she managed 21 audiology clinics. From 1983 to 1996, Ms. Cross was the owner and president of Hearing Dynamics, Inc. which owned and operated four audiology clinics. Ms. Cross sold Hearing Dynamics to Sonus in 1996.

         NANCY EVENSEN was appointed to our Board of Directors in May 2002. Ms. Evensen joined North American Membership Group, a club-based affinity marketing and publishing company in 1994 as Senior Vice President of Marketing to oversee all marketing functions. She has served as President and CEO at North American Membership Group since 1999. Ms. Evensen was previously a Senior Vice President of Marketing at Nordic Track, after starting her career at Fingerhut and later moving to CVN Companies, a home shopping and mail order business which was sold to QVC.

         MARGARET LOESCH was appointed to our Board of Directors in May 2002. Ms. Loesch is currently co-owner and partner in East Carolina Radio Inc. and East Carolina Radio of Elizabeth City, Inc. which owns and operates a group of radio stations in eastern North Carolina. From 1998 to 2001, Ms. Loesch was the founding President and Chief Executive Officer of Crown Media United States where she headed the building and launching of the U.S. Hallmark Channel, as well as its predecessor, Odyssey Network. Previously she was President of the Jim Henson Television Group, Worldwide. From 1990 to 1997, Ms. Loesch was founding President and CEO, as well as the key architect of FOX Kids Networks, Worldwide. Ms. Loesch was previously President and CEO of Marvel Productions, a company she helped build and maneuver through two subsequent ownership changes, and has served as Executive Vice-President of Hanna-Barbera Productions. She was also with NBC TV Network as its Director, Children's Programs and with ABC TV Network, where she held a variety of production positions. Ms. Loesch is a four-time Emmy Award winner, a George Foster Peabody Award winner, and recipient of the prestigious Chair Award from the Caucus for Television Producers, Writers, and Directors. Ms. Loesch is currently Vice-Chairman of the Academy of Television Arts & Sciences Foundation.

         During fiscal year 2002, the Board held four meetings. All directors attended at least 75% of the meetings held by the Board of Directors and the committees on which he or she served during 2002, except for David Anderson and Deborah Law Cross who each attended one of the two meetings held by the CompensationCommittee. Directors do not receive cash compensation for their services as directors but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. For the first two quarters of fiscal year 2002, each director received 2,000 restricted shares of our common stock for each quarter of service on the Board. As of July 2002, each director who is not also an officer received an option to purchase 25,000 shares of our common stock for each year of service on the Board. The exercise price for these options was $1.53 on July 8, 2002, the date of the grant. Directors appointed on or after April 2002 each also received 10,000 options to purchase our common stock for joining the Board. The exercise price for these options was $2.59 on May 13, 2002, the date of the grant. Directors and executive officers are elected annually. We do not have a nominating committee at this time. The Board of Directors has a Compensation Committee whose members are David Anderson, Richard Bermingham, Deborah Law Cross, Nancy Evensen and Margaret Loesch. The Compensation Committee held two meetings during 2002. The Board of Directors also has an Audit Committee that reviews the results and scope of the audit and other accounting-related matters. The members of the Audit Committee are currently David Anderson, Richard Bermingham, Deborah Law Cross, Nancy Evensen and Margaret Loesch. Deborah Law Cross was the only member of the Audit Committee prior to the appointment of additional outside directors in May of 2002. The Audit Committee held four meetings during 2002.

AUDIT FEES

         The aggregate fees billed by Cacciamatta Accountancy Corporation for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $62,144.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

         There were no fees billed by Cacciamatta Accountancy Corporation for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

ALL OTHER FEES

         No fees were billed by Cacciamatta Accountancy Corporation for services rendered to the Company for the fiscal year ended December 31, 2002, other than for services described above under "Audit Fees."

AUDIT COMMITTEE CHARTER

         Our Board of Directors has previously adopted a written charter for the Audit Committee, which established operating guidelines for the Audit Committee.

AUDIT COMMITTEE REPORT

         THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed our audited financial statements with our management and has discussed certain required matters with our independent auditors, in accordance with Statement of Auditing Standards No. 61.

         Our independent auditors also provided written documentation to the Audit Committee, describing all relationships between the auditors and the Company that might bear on the auditors' independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

         Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002. The Audit Committee also recommended the re-appointment of the independent auditors and the Board concurred in such recommendation. All members of the Audit Committee are considered to be "independent directors," as defined in NASDAQ Marketplace Rule 4200.

                                                  AUDIT COMMITTEE
                                                  David Anderson
                                                  Richard Bermingham
                                                  Deborah Law Cross
                                                  Nancy Evensen
                                                  Margaret Loesch

                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

         The rules of the Security and Exchange Commission require that we disclose late filings of stock ownership, or changes in ownership, by our directors, officers and 10% shareholders. Based upon our review of the copies of forms we received, or written representations from reporting persons that they were not required to file a Form 5, we believe that, during 2002, all reports required under Section 16(a) of the Securities Exchange Act for our directors, officers and 10% shareholders were filed on a timely basis.

                             EXECUTIVE COMPENSATION

         Our compensation and benefits program is designed to attract, retain and motivate employees to operate and manage the Company for the best interests of its constituents.

         Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for our goals and achievements. The compensation philosophy is based on a base salary, with opportunity for significant bonuses to reward outstanding performance and a stock option program.

DIRECTOR COMPENSATION

         Directors do not receive cash compensation for their services as directors but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. During fiscal year 2001 and through June 2002, each director received 2,000 restricted shares of our common stock for each quarter of service on the Board. Beginning July 2002, each director received an option to purchase 25,000 shares of our common stock for each year of service on the Board. This option vests following the year of service and will be granted on an annual basis. Directors appointed on or after May 2002 each receive 10,000 options to purchase our common stock for joining the Board. The exercise price for options is the fair market value on the date of the grant.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth compensation information for services rendered to us by certain executive officers in all capacities during each of the prior three fiscal years. Other than as set forth below, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.


                           SUMMARY COMPENSATION TABLE*

                                                 Annual Compensation          Long-Term Compensation
                                               ----------------------  ------------------------------------
                                                                                 Awards            Payouts
                                                                       ------------------------   ---------
                                                                                                              All Other
                                                                       Restricted     Securities             Compensation
                                                         Other Annual     Stock      Underslying     LTIP         $
                                     Salary     Bonus    Compensation     Awards     Option/SARs    Payouts     (Car
Name and Position         Year         $         $           $               $            $            $      Allowance)
-----------------         ----      ----------  -----    ------------   -----------  ------------  ---------  -----------
Klaus Moeller             2002      150,000(1)    0           0           47,619(1)    450,000        0         9,000
CEO and Interim CFO       2001      150,000(1)    0           0          117,560(1)    200,000        0         5,000
                          2000      150,000(1)    0           0           14,587(1)    137,500        0           0

Michael Meader            2002      150,000(2)    0           0           47,619(2)    450,000        0         9,000
President, formerly       2001      150,000(2)    0           0           42,560(2)    200,000        0         5,000
Executive Vice            2000      150,000(2)    0           0           14,587(2)    137,500        0           0
President -
Distribution and
Executive Vice President

Larry Balaban             2002      150,000(3)    0           0           47,619(3)    450,000        0         9,000
Executive VP of           2001      150,000(3)    0           0           38,397(3)    200,000        0         5,000
Marketing and             2000      110,000       0           0                0       237,500        0           0
Production

Howard Balaban            2002      150,000(3)    0           0           47,619(3)    450,000        0         9,000
Executive VP of New       2001      150,000(3)    0           0           38,397(3)    200,000        0         5,000
Business Development      2000      110,000       0           0                0       237,500        0           0

Julie Ekelund             2002      150,000(4)    0           0           20,000(4)    450,000        0         9,000
Executive VP of Sales     Prior years are not applicable as Ms. Ekelund's employment commenced on April 1, 2002.

* The number of shares and share prices disclosed reflect the reverse stock split which occurred on April 10, 2001.

(1) During 2001, in response to the Company's limited cash flow, Mr. Moeller accepted approximately $12,000 of unpaid 2000 salary and $75,000 of unpaid 2001 salary in the form of shares of common stock based upon the closing price of the common stock on January 2, 2001, which was $0.80 (as adjusted for the April 10, 2001 reverse stock split). Pursuant to this agreement, Mr. Moeller was issued 108,337 shares of stock on June 10, 2001. Mr. Moeller received 23,810 shares on January 3, 2002, for an additional $15,000 of unpaid 2001 salary and agreed to accept 47,619 shares in lieu of $30,000 of 2002 salary. These issuances were at $0.63 per share.

(2) During 2001, in response to the Company's limited cash flow, Mr. Meader accepted approximately $12,000 of unpaid 2000 salary and $15,000 of unpaid 2001 salary in the form of shares of common stock based upon the closing price of the common stock as of January 2, 2001, which was $0.80 (as adjusted for the April 10, 2001 reverse stock split). Pursuant to this agreement, Mr. Meader was issued 33,337 shares of common stock on June 10, 2001. Mr. Meader received 23,810 shares on January 3, 2002, for an additional $15,000 of unpaid 2001 salary and agreed to accept 47,619 shares in lieu of $30,000 of 2002 salary. These issuances were at $0.63 per share.

(3) During 2001, in response to the Company's limited cash flow, Mr. Larry Balaban and Mr. Howard Balaban each accepted approximately $15,000 of unpaid 2001 salary in the form of shares of common stock based upon the closing price of the common stock as of January 2, 2001, which was $0.80 (as adjusted for the April 10, 2001 reverse stock split). Pursuant to this agreement, each were issued 18,750 shares of common stock on June 10, 2001. Mr. Larry Balaban and Mr. Howard Balaban each received 23,810 shares on January 3, 2002, for an additional $15,000 of unpaid 2001 salary and agreed to accept 47,619 shares in lieu of $30,000 of 2002 salary. These issuances were at $0.63 per share.

(4) On April 1, 2002, Ms. Ekelund agreed to accept 20,000 shares of common stock in lieu of $30,000 of 2002 salary. This issuance was at $1.50 per share.

         The following table sets forth the options granted, if any, to the persons named in the "Summary Compensation Table" during the Company's fiscal year ended December 31, 2002.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR*

                                                    INDIVIDUAL GRANTS
                                 Number of          Percent of Total
                                 Securities           Options/SARs
                                 Underlying            Granted to
                                Options/SARs       Employees in Fiscal     Exercise or Base
           Name                 Granted (#)             Year (%)             Price ($/SH)          Expiration Date
---------------------           -----------             --------             ------------          ---------------
Klaus Moeller                     450,000                    13                 $0.63              January 3, 2012
Michael Meader                    450,000                    13                  0.63              January 3, 2012
Larry Balaban                     450,000                    13                  0.63              January 3, 2012
Howard Balaban                    450,000                    13                  0.63              January 3, 2012
Julie Ekelund                     450,000                    13                  0.63              January 3, 2012

* The number of shares and share prices disclosed reflect the reverse stock split which occurred on April 10, 2001.

       The following table sets forth information concerning the exercise of stock options by each person named in the "Summary Compensation Table" during our fiscal year ended December 31, 2002, and the value of all exercisable and unexercisable options at December 31, 2002.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                Number of Securities Underlying       Value of Unexercised In-The-Money Options
                               Unexercised Options at FY-End (#)                  at FY-End ($) (1)
                               ---------------------------------      -----------------------------------------
   Name                        Exercisable         Unexercisable          Exercisable          Unexercisable
---------------                -----------         -------------          -----------          -------------
Klaus Moeller                     150,000            300,000               $126,000              $252,000
Michael Meader                    150,000            300,000               $126,000              $252,000
Larry Balaban                     150,000            300,000               $126,000              $252,000
Howard Balaban                    150,000            300,000               $126,000              $252,000
Julie Ekelund                     160,000            300,000               $134,400              $252,000

(1) Based on the closing price for our common stock at the close of market on December 31, 2002. On December 31, 2002, the price of our common stock was $0.84. The lowest exercise price of any outstanding option at December 31, 2001 was $0.63.

                             PRINCIPAL SHAREHOLDERS

       The following table sets forth certain information known to us with respect to the beneficial ownership of common stock as of May 8, 2003, by (i) each person who is known by us to own beneficially more than 5% of common stock,
(ii) each of our directors and executive officers and (iii) all of our officers and directors as a group. Except as otherwise listed below, the address of each person is c/o Genius Products, Inc., 11250 El Camino Real, Suite 100, San Diego, California 92130.


                                                                Shares Beneficially Owned(1)
                                                              -------------------------------
               Name and Address of Owner                       Number              Percent(2)
               -------------------------                       ------              ----------
Klaus Moeller, Director, Director Nominee, Chairman of       1,006,284(3)(4)(5)        6.1
  the Board, Chief Executive Officer and Interim Chief
  Financial Officer
David Anderson, Director and Director Nominee                1,625,651(6)              9.5
Richard Bermingham, Director and Director Nominee               30,000(6)         Less than 1
Deborah L. Cross, Director                                      32,500(7)         Less than 1
Nancy Evensen, Director and Director Nominee                    10,000(6)         Less than 1
Margaret Loesch, Director and Director Nominee                  13,000(6)         Less than 1
Michael Meader, President                                      866,641(3)(8)           5.3
Larry Balaban, Executive Vice President, Director and          774,492(3)              4.7
Director Nominee
Howard Balaban, Executive Vice President                       766,429(3)              4.7
Julie Ekelund, Executive Vice President                        500,731(9)              3.0
Sean Goodchild                                               1,106,410(10)
S G Consulting Inc.                                          1,106,410(10)             6.8

All officers and directors as a group (10 persons)           5,625,728                31.1
____________________

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of May 8, 2003, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2) Percentages based on 16,255,497 shares outstanding which does not include 1,786,431 shares of common stock issuable upon exercise of outstanding warrants and 101,500 shares of common stock issuable upon exercise of outstanding debentures.

(3) Includes an option to purchase 150,000 shares expiring on January 3, 2012, with an exercise price of $0.63 per share.

(4) Includes 90,000 shares held by Shelly Moeller (as her sole property), who is the wife of Klaus Moeller and 75,000 shares held by Dorian Lowell as custodian for 37,500 shares each for Tia and Hayden Moeller. Tia Moeller is the daughter of Klaus Moeller. Hayden Moeller is the son of Klaus Moeller. Excludes 625,200 shares held by Algarvida LDA, an entity controlled by Isable Moeller, who is the sister of Klaus Moeller. Mr. Moeller disclaims all beneficial ownership of such shares.

(5) Includes an option to purchase 10,000 shares expiring on May 13, 2012, with an exercise price of $2.59 per share, and a warrant to purchase 820,000 shares expiring on January 3, 2007, with an exercise price of $0.63 per share.

(6) Includes an option to purchase 10,000 shares expiring on May 13, 2012, with an exercise price of $2.59 per share.

(7) Includes an option to purchase 7,500 shares expiring on March 14, 2010, with an exercise price of $0.80 per share.

(8) Includes 25,000 shares held by Suzanne Meader, who is the wife of Michael Meader. Mr. Meader disclaims all beneficial ownership of such Shares.

(9) Includes an option to purchase 10,000 shares expiring on July 1, 2006, with an exercise price of $0.80 per share; an option to purchase 150,000 shares expiring on January 3, 2012, with an exercise price of $0.63 per share; and a warrant to purchase 162,000 shares expiring on April 1, 2007, with an exercise price of $0.63 per share.

(10) Includes 660,000 shares held by S G Consulting Inc. Sean Goodchild is the control person for S G Consulting Inc.

(11) Includes 446,410 shares held by Sean Goodchild who controls S G Consulting Inc.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The number of shares and share prices disclosed below reflect the reverse stock split which occurred on April 10, 2001.

         On March 1, 2000, we entered into a Consulting Agreement with Gerald Edick which included a rescission of a severance letter of October 26, 1999. Pursuant to the Consulting Agreement, Mr. Edick has irrevocably revoked his rights to the cash bonus and other benefits under the severance letter. Under the Consulting Agreement, Mr. Edick received options to purchase 187,500 shares of our common stock. Mr. Edick also was to be paid $14,500 per month from March 1 through September 30, 2000, in consideration for investor relations and fundraising services to be performed by him. All payments due to Mr. Edick have been settled for $67,000.

         Effective January 3, 2002, we entered into new three-year employment agreements with Klaus Moeller, our Chief Executive Officer, Chairman of the Board, Interim Chief Financial Officer and a Director and Director Nominee; Michael Meader, our President and former Executive Vice President - Distribution; Larry Balaban, our Executive Vice President of Marketing and Production and a Director and Director Nominee; and Howard Balaban, our Executive Vice President of New Business Development. Effective April 1, 2002, we entered into a three-year employment agreement with Julie Ekelund, our Executive Vice President. Under each employment agreement, the senior executive is entitled to an annual salary of $150,000 and a grant of options to purchase up to 450,000 shares of common stock which vest one-third each year beginning on December 31, 2002. The options granted will be exercisable for a period of 10 years at a price equal to $0.63 per share, the market price on the date of grant. Under these employment agreements, if the senior executive dies or is terminated without cause (as defined in the employment agreement) during the first year of the employment agreement, the senior executive will receive twenty-four months of salary as severance pay. If the senior executive dies or is terminated without cause during the second year of the employment agreement, the senior executive will receive eighteen months of salary as severance pay. If the senior executive dies or is terminated without cause during the third year of the employment agreement, the senior executive will receive twelve months of salary as severance pay. Severance pay under these employment agreements is due and payable in full immediately upon death or termination of the senior executive. If we were required to make payments under the severance pay provisions contained in one or more of these employment agreements, such would have a material adverse effect upon our liquidity and results of operations.

         On May 1, 2002, we entered into a sublease agreement with the Meader Family Trust to sublet approximately 5,000 square feet of a warehouse facility in Atlantic, Iowa for a monthly rent of $1,700. The sublease expires May 31, 2004. The Trustees of the Meader Family Trust are related to Michael Meader, President of the Company.

         1,285,200 restricted shares were issued for the conversion of certain warrants. The warrant exercise price was paid by secured promissory notes totaling $728,400 with two related parties. Of the total, 660,000 shares were issued to S G Consulting Inc., an entity controlled by Sean Goodchild, who is the owner of more than 5% of our common stock when these shares are included in his ownership. The balance of 625,200 shares were issued to Algarvida LDA, an entity that is controlled by Isabel Moeller, who is the sister of our Chief Executive Officer, Klaus Moeller. The notes receivable bear interest at 6% annually, are repayable on January 3, 2004, and are secured by the shares of common stock.

         A total of $24,351, including interest, is currently outstanding for advances previously made to Howard Balaban in the amount of $15,000 and to Larry Balaban in the amount of $5,000. These advances are due on demand and bear interest at 7%.

                                   PROPOSAL 2
                         AUTHORIZATION OF THE COMPANY'S
                             2003 STOCK OPTION PLAN
                                      ***

         On April 18, 2003, the Board of Directors authorized the adoption of the 2003 Stock Option Plan. The proposal to authorize the 2003 Stock Option Plan is recommended by the Board of Directors because the Board considers it to be in the best interests of the Company and its shareholders. The 2003 Stock Option Plan was designed to serve as an incentive to directors, officers, and key employees and contractors to focus their services on achieving superior earnings performance and increasing the value of the shareholders' proprietary interest in the Company. A maximum of 1,000,000 (post-reverse stock split of April 10, 2001) aggregate shares of common stock are reserved for issuance under the 2003 Stock Option Plan. The 2003 Stock Option Plan vests broad discretionary power in the Board or a subcommittee of the Board, including the power to (i) select eligible optionees to be granted stock options, (ii) set the option exercise price (subject to certain restrictions), (iii) establish the duration of each option (not to exceed ten years), (iv) specify the method of exercise, and (v) designate the medium and time of payment. Once the 2003 Stock Option Plan is approved by the shareholders, options may be granted under the plan until April 18, 2013. The issuance of shares of common stock upon the exercise of options granted under the 2003 Stock Option Plan will dilute the voting power of current shareholders and may have other dilutive effects. The extent of dilution will depend on the number of options exercised and difference between the option exercise price and the market price for the common stock at the time of exercise.

         The foregoing summary of the 2003 Stock Option Plan is qualified in its entirety by the terms of the plan, which is attached as Exhibit A. The Board of Directors believes that any effect the 2003 Stock Option Plan will have in diluting the voting power of current shareholders will be exceeded by the effect of the plan to attract and retain the services of experienced and knowledgeable directors, officers, employees and other eligible service-providers who will contribute to the profitability and value of the current shareholders' holdings in the Company.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information about the common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2002.

                                                                                      Number of Securities Remaining
                                                                                       Available for Future Issuance
                              Number of Securities To         Weighted-Average           under Equity Compensation
                              Be Issued upon Exercise        Exercise Price of          Plans (Excluding Securities
                              of Outstanding Options,       Outstanding Options,          Reflected in the Second
      Plan Category            Warrants and Rights (1)     Warrants and Rights(2)               Column)
--------------------------    -------------------------    -----------------------    --------------------------------
Equity Compensation
Plans Approved by                    4,133,092                     $____*                       3,649,707 (3)
Shareholders

                                        None                                                    1,000,000 (4)
Equity Compensation
Plans Not Approved by
Shareholders

*      To be provided by amendment.

(1) 483,385 shares issuable upon exercise of outstanding options granted under the 1997 Stock Option Plan and 3,649,707 shares issuable upon exercise of outstanding options granted under the 2000 Stock Option Plan prior to the November 12, 2001, amendment increasing the options available under the 2000 plan from 1,250,000 options to 7,500,000 options.
(2)    Option exercise prices range from $0.63 to $13.60.
(3) Reflects shares issuable upon exercise of options issued and issuable under the Second 2000 Amended and Restated 2000 Non-Qualified Stock Option Plan.
(4) The 2003 Stock Option Plan is currently pending authorization. Upon shareholder approval, up to 1,000,000 shares will be issable until April 18, 2013. The plan vests broad discretionary power in the Board or a subcommittee of the Board, including the power to (i) select eligible optionees to be granted stock options, (ii) set the option exercise price (subject to certain restrictions), (iii) establish the duration of each option (not to exceed ten years), (iv) specify the method of exercise, and (v) designate the medium and time of payment.

         The Board of Directors has unanimously approved and recommends that the shareholders authorize the 2003 Stock Option Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3
                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has authorized the firm of Cacciamatta Accountancy Corporation, independent certified public accountants, to serve as independent auditors for the fiscal year ended December 31, 2003. A representative of Cacciamatta Accountancy Corporation is expected to be present at the Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3.

         The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with their best judgment.

                SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         Any shareholder who wishes to present a proposal for consideration at the annual meeting of shareholders to be held in 2003 must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission. In order for a proposal to be included in our proxy materials relating to the 2004 Annual Meeting of Shareholders, the shareholder must submit such proposal in writing to us so that it is received no later than February 18, 2004. Any shareholder proposal submitted with respect to our 2004 Annual Meeting of Shareholders which proposal is received by us after April 8, 2004, will be considered untimely for purposes of Rule 14a-4 and 14a-5 under the Exchange Act, and we may vote against such proposal using our discretionary voting authority as authorized by proxy.

                          ANNUAL REPORT TO SHAREHOLDERS

         Our Annual Report for the fiscal year ended December 31, 2002, is being mailed to shareholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                                        By Order of the Board of Directors

                                        /S/ KLAUS MOELLER
                                        ----------------------------------------
San Diego, California                   Klaus Moeller, Chairman of the Board,
May 9, 2003                             Chief Executive Officer and Interim
                                        Chief Financial Officer

                                                                EXHIBIT A
                              GENIUS PRODUCTS, INC.
                             2003 STOCK OPTION PLAN

       1. PURPOSE. This Stock Option Plan (the "Plan") is intended to serve as an incentive to, and to encourage stock ownership by certain eligible participants rendering services to Genius Products, Inc., a Nevada corporation, and certain affiliates as set forth below (the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation and to encourage them to remain in the service of the Corporation.

       2. ADMINISTRATION.

             2.1 COMMITTEE. The Plan shall be administered by the Board of Directors of the Corporation (the "Board of Directors"), or a committee of two or more members appointed by the Board of Directors (the "Committee") who are Non-Employee Directors as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and an outside director as defined in Treasury Regulation ss. 1.162-27(e)(3). If a Committee is appointed, it shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

             2.2 TERM. If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

             2.3 AUTHORITY. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") ("Parent or Subsidiary"), at such times, under such terms and in such amounts as it may decide. For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Parent or Subsidiary, if applicable. Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

             2.4 TYPE OF OPTION. The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code ("Incentive Options") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

             2.5 INTERPRETATION. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

       3. ELIGIBILITY.

             3.1 GENERAL. All directors, officers, employees of and consultants to the Corporation, or any Parent or Subsidiary relative to the Corporation's, or any Parent's or Subsidiary's management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary on the date of grant. No person shall be granted an option under this Plan unless such person has executed, if requested by the Committee, the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time. No person shall be granted more than 500,000 options in any one-year period.

             3.2 TERMINATION OF ELIGIBILITY.

                    3.2.1 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary, for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any option granted hereunder to such optionee shall expire three months after the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide, utilizing the provisions set forth in Treasury Regulations ss. 1.421-7(h), whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

                    3.2.2 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary, and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement.

             3.3 DEATH OF OPTIONEE AND TRANSFER OF OPTION. In the event an optionee shall die, an option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee other than by will or the laws of intestate succession.

             3.4 LIMITATION ON INCENTIVE OPTIONS. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

       4. IDENTIFICATION OF STOCK. The Stock, as defined herein, subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed 1,000,000 shares of Stock (subject to adjustment as provided in Section 6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan. Notwithstanding the above, at no time shall the total number of shares of Stock issuable upon exercise of all outstanding options and the total number of shares of Stock provided for under any stock bonus or similar plan of the Corporation exceed 30% as calculated in accordance with the conditions and exclusions of ss.260.140.45 of Title 10, California Code of Regulations, based on the shares of the issuer which are outstanding at the time the calculation is made.

       5. TERMS AND CONDITIONS OF OPTIONS. Any option granted pursuant to the Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

             5.1 NUMBER OF SHARES. Each option shall state the number of shares of Stock to which it pertains.

             5.2 OPTION EXERCISE PRICE. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any Incentive Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any option granted to any person who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than 85% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option. In the event that the fair market value of the price of the common stock declines below the price at which the option is granted, the Committee shall have the discretion and authority to cancel, reduce, or otherwise modify the price of any unexercised option, including, but not limited to, a regrant of the option at a new price more commensurate with the fair market value of the stock. The Committee must receive the approval of the Board of Directors before any action is taken in accordance with this provision.

             5.3 TERM OF OPTION. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

             5.4 METHOD OF EXERCISE. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

             5.5 MEDIUM AND TIME OF PAYMENT. The option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

                    5.5.1 Full payment in cash or certified bank or cashier's check;

                    5.5.2 Subject to Section 5.5.7 hereof, a Promissory Note (as defined below);

                    5.5.3 Full payment in shares of Stock having a fair market value on the Exercise Date in the amount equal to the option exercise price;

                    5.5.4 Subject to Section 5.5.7 hereof, through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instruction to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date pursuant to an irrevocable assignment by the optionee, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                    5.5.5 A combination of the consideration set forth in Sections 5.5.1, through 5.5.4 equal to the option exercise price; or

                    5.5.6 Any other method of payment complying with the provisions of Section 422 of the Code with respect to Incentive Options, provided the terms of payment are established by the Committee at the time of grant and any other method of payment established by the Committee with respect to Non-Qualified Options.

                    5.5.7 Notwithstanding the foregoing, the methods of payment described in Section 5.5.2 and Section 5.5.4 shall not be available to any optionee classified as "a director or executive officer (or equivalent thereof)" within the meaning of Section 402 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") at the time of the exercise, unless such optionee provides to the Corporation a written opinion of counsel satisfactory to the Corporation that the proposed medium of payment is not prohibited by Sarbanes-Oxley.

             5.6 FAIR MARKET VALUE. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                    5.6.1 If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account the factors found in ss. 260.140.50 of Title 10, California Code of Regulations and such other factors as the Committee shall deem appropriate.

                    5.6.2 If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid and lowest asked prices (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                    5.6.3 If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

             5.7 PROMISSORY NOTE. Subject to the requirements of applicable state or Federal law or margin requirements, payment of all or part of the purchase price of the Stock may be made by delivery of a full recourse promissory note ("Promissory Note"). The Promissory Note shall be executed by the optionee, made payable to the Corporation and bear interest at such rate as the Committee shall determine, but in no case less than the minimum rate which will not cause under the Code (i) interest to be imputed, (ii) original issue discount to exist, or (iii) any other similar results to occur. Unless otherwise determined by the Committee, interest on the Note shall be payable in quarterly installments on March 31, June 30, September 30 and December 31 of each year. A Promissory Note shall contain such other terms and conditions as may be determined by the Committee; provided, however, that the full principal amount of the Promissory Note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Corporation may obtain from the optionee a security interest in all shares of Stock issued to the optionee under the Plan for the purpose of securing payment under the Promissory Note and may retain possession of the stock certificates representing such shares in order to perfect its security interest.

             5.8 RIGHTS AS A SHAREHOLDER. An optionee or successor shall have no rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

             5.9 MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

             5.10 VESTING AND RESTRICTIONS. The Committee shall have complete authority and discretion to set the terms, conditions, restrictions, vesting schedules and other provisions of any option in the applicable Stock Option Agreement and shall have complete authority to require conditions and restrictions on any Stock issued pursuant to this Plan; provided, however, that except with respect to options granted to officers or directors of the Corporation, options granted pursuant to this Plan shall be exercisable or "vest" at the rate of at least 20% per year over the 5-year period beginning on the date the option is granted. Options granted to officers and directors shall become exercisable or "vest," subject to subject to the condition of continued employment and/or continued service on the Board of Directors, as appropriate. The maximum vesting period for options granted to officers or directors will be ten years from the date of grant.

             5.11 OTHER PROVISIONS. The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

       6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

             6.1 SUBDIVISION OR CONSOLIDATION. Subject to any required action by shareholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

             6.2 CAPITAL TRANSACTIONS. Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation, or similar transaction as determined by the Committee ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that unless the outstanding options are assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 15 days prior to such Capital Transaction, to exercise all vested options. The Corporation shall, subject to any nondisclosure provisions, attempt to provide optionees at least 15 days notice of the option termination date. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Corporation in any two year period or a transaction similar to a Capital Transaction.

             6.3 ADJUSTMENTS. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

             6.4 ABILITY TO ADJUST. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

             6.5 NOTICE OF ADJUSTMENT. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

             6.6 LIMITATION ON ADJUSTMENTS. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

       7. NONASSIGNABILITY. Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of an optionee only by such optionee. Any transfer in violation of this Section shall void such option, and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

       8. NO RIGHT OF EMPLOYMENT. Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

       9. TERM OF PLAN. This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required shareholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

       10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, subject to any required shareholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

       11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

       12. RESERVATION OF SHARES. The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

       13. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall not impose any obligation upon the optionee to exercise such option.

       14. APPROVAL OF BOARD OF DIRECTORS AND SHAREHOLDERS. The Plan shall not take effect until approved by the Board of Directors of the Corporation. This Plan shall be approved by a vote of the shareholders within 12 months from the date of approval by the Board of Directors. In the event such shareholder vote is not obtained, all options granted hereunder, whether vested or unvested, shall be null and void. Further, any stock acquired pursuant to the exercise of any options under this Agreement may not count for purposes of determining whether shareholder approval has been obtained.

       15. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option.

       16. PARACHUTE PAYMENTS. Any outstanding option under the Plan may not be accelerated to the extent any such acceleration of such option would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the optionee would result in the payment to such optionee of an excess parachute payment under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Committee.

       17. SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Securities Act of 1933, as amended (the "Act"), and
(ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or qualification under any applicable state securities law.

       18. RESTRICTIVE LEGENDS. The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear any legends required by applicable securities laws as determined by the Committee.

       19. NOTICES. Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

       20. INFORMATION TO PARTICIPANTS. The Corporation shall make available to all holders of options the information required pursuant to ss. 260.140.46 of the California Code of Regulations.

       As adopted by the Board of Directors on April 18, 2003.

                                      GENIUS PRODUCTS, INC, a Nevada corporation

                                      By: /S/ KLAUS MOELLER
                                          --------------------------------------
                                          Klaus Moeller
                                          President and Chief Executive Officer

                                    EXHIBIT A

                               ____________, 200__

Genius Products, Inc.
11250 El Camino Real, #100
San Diego, CA 92130

         Re:  2003 STOCK OPTION PLAN

To Whom It May Concern:

This letter is delivered to Genius Systems, Inc., a Nevada corporation (the "Corporation"), in connection with the grant to ___________ (the "Optionee") of an option (the "Option") to purchase __________ shares of common stock of the Corporation (the "Stock") pursuant to the Genius Products, Inc. 2003 Stock Option Plan originally dated ___________________, 2003 (the "Plan"). The Optionee understands that the Corporation's receipt of this letter executed by the Optionee is a condition to the Corporation's willingness to grant the Option to the Optionee.

The Optionee acknowledges that the grant of the Option by the Corporation is in lieu of any and all other promises of the Corporation to the Optionee, whether written or oral, express or implied, regarding the grant of options or other rights to acquire Stock. Accordingly, in anticipation of the grant of the Option, the Optionee hereby relinquishes all rights to such other rights, if any, to acquire stock of the Corporation.

In addition, the Optionee makes the following representations and warranties with the understanding that the Corporation will rely upon them.

         1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

         2. The Optionee acknowledges receipt of a prospectus regarding the Plan which includes the information required by Section (a)(1) of Rule 428 under the Securities Act of 1933.

         3. The Optionee understands and acknowledges that the Option and the Stock are subject to the terms and conditions of the Plan.

         4. The Optionee understands and agrees that, at the time of exercise of any part of the Option for Stock, the Optionee may be required to provide the Corporation with additional representations, warranties and/or covenants similar to those contained in this letter.

         5. The Optionee is a resident of the State of ________________________.

                               EXHIBIT A - Page 1

         6. The Optionee will notify the Corporation immediately of any change in the above information which occurs before the Option is exercised in full by the Optionee.

The foregoing representations and warranties are given on ___________________, 2003 at ____________________.

                                            OPTIONEE:

                                            ____________________________________

                               EXHIBIT A - Page 2

                                    EXHIBIT B

                               ____________, 200__

Genius Products, Inc.
11250 El Camino Real, #100
San Diego, CA 92130

         Re: 2003 STOCK OPTION PLAN
             ----------------------

To Whom It May Concern:

I (the "Optionee") hereby exercise my right to purchase ________ shares of common stock (the "Stock") of Genius Products, Inc., a Nevada corporation (the "Corporation"), pursuant to, and in accordance with, the Genius Products, Inc. 2003 Stock Option Plan dated ____________________, 2003 (the "Plan") and Stock Option Agreement (the "Agreement") dated ______________________, 2003. As provided in such Plan, I deliver herewith payment as set forth in the Plan in the amount of the aggregate option exercise price. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my name (and (SPOUSE), as (STYLE OF VESTING) ).

The Optionee hereby represents and agrees as follows:

         1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

         2. The Optionee is a resident of the State of __________.

         3. The Optionee represents and agrees that if the Optionee is an "affiliate" (as defined in Rule 144 under the Securities Act of 1933) of the Corporation at the time the Optionee desires to sell any of the Stock, the Optionee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

The foregoing representations and warranties are given on ___________________________ at ______________________.

                                                 OPTIONEE:

                                                 _______________________________

                               EXHIBIT B - Page 1